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                                                                    EXHIBIT 10.4

                               Richard R. Nicolosi
                             4408 Intracoastal Drive
                            Highland Beach, FL  33487
                              (407) 274-6046 phone
                               (407) 274-6047 fax


                                 May 16, 1996

Samsonite Corporation
11200 East Forty-Fifth Avenue
Denver, Colorado  80239

Dear Sirs:

     1.  PURCHASE OF COMMON STOCK FOR CASH.    (a)  Pursuant to the terms and
subject to the conditions set forth in this Letter Agreement, the undersigned purchaser (the "Purchaser"), in reliance upon the representations, warranties and agreements of Samsonite Corporation, a Delaware corporation (the "Company"), contained herein, hereby subscribes for and agrees to purchase, and the Company, in reliance upon the representations, warranties and agreements of the Purchaser contained herein, hereby agrees to issue and sell to the Purchaser at the Closing (as defined below), 55,000 shares (the "Shares") of Common Stock, par value $.01 per share, of the Company at a price of $18.25 per share, or an aggregate purchase price of $1,003,750.00 (the "Purchase Price").

     (b) At the Closing, in consideration of the sale of the Shares to the Purchaser, and against delivery to the Purchaser of a certificate representing the Shares, the Purchaser shall deliver to the Company the Purchase Price, by check payable to the Company or its order or by wire transfer of funds to an account designated by the Company at least 24 hours prior to the Closing.

     2. THE CLOSING. (a) The closing (the "Closing") of the purchase of the Shares shall occur on June 15, 1996 or any other earlier date mutually acceptable to the Company and the Purchaser.

       (b) The Closing shall occur at the offices of Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, New York 10022, or at such other place as the Company and the Purchaser may mutually agree.

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Purchaser as follows:

     (a) the Company has full corporate power and authority to execute and deliver this Letter Agreement and to perform its obligations hereunder, and this Letter Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms;

     (b) the Shares to be issued to the Purchaser pursuant to this Letter Agreement, when issued, delivered and paid for in accordance


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with the terms hereof, will be duly and validly issued and fully paid and nonassessable; and

     (c) none of the execution, delivery or performance of this Letter Agreement by the Company will conflict with the Company's Certificate of Incorporation or By-Laws or result in any breach of any terms or provisions of, or constitute a default under, any contract, agreement or instrument to which the Company is a party or by which the Company or its property is bound.

     4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants to the Company as follows:

     (a) The Purchaser is authorized to enter into this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby.

     (b) The Purchaser is purchasing the Shares for the Purchaser's own account and with no intention of distributing or reselling the Shares in any transaction which would be in violation of the securities laws of the United States of America or any state thereof, or in any transaction that would subject the issuance and sale of the Shares pursuant to this Letter Agreement to the registration requirements of the Securities Act of 1933 (the "Securities Act") and applicable state securities laws. The Purchaser understands that the Shares have not been registered under the Securities Act or the securities laws of any state by reason of a specific exemption from the registration or qualification provisions of the Securities Act or said securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the representations as expressed herein. The Purchaser understands that, except to the extent set forth in the Registration Rights Agreement, dated as of May 15, 1996, by and between the Company and the Purchaser, the Company has no obligation to register the Shares under the Securities Act or any state securities laws.

     (c) The Purchaser acknowledges that the Shares must be held indefinitely unless the Shares are so registered or an exemption from such registration is available.

     (d) The Purchaser understands that the Company has made no assurances with respect to any secondary market for the Shares.

     (e) The Purchaser has had an opportunity to discuss the business, management and financial affairs of the Company and the terms and conditions of an investment in the Shares with, and has had access to, the management of the Company and he has had the opportunity to review the information set forth in the Company's public filings and any other information requested by the Purchaser.

     (f) The Purchaser understands and acknowledges that the Company will be relying upon the Purchaser's representations and warranties set forth herein in offering and selling the Shares to him.


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     (g)  The Purchaser represents that the offering to him of the Shares was made only through direct, personal communication between the undersigned Purchaser and a representative of the Company and not through public solicitation or advertising.

     (h)  The Purchaser did not retain or consult any "Purchaser
Representative," as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

     (i) The Purchaser has such knowledge, experience and skill in evaluating and investing in securities, based on actual participation in financial, investment and business matters such that he is capable of evaluating the merits and risks of an investment in the Shares, and has such knowledge, experience and skill in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment in the Company and the suitability of the Shares as an investment for himself.

     (j) The Purchaser has not received, and is not relying on, any representations or warranties from the Company or any other person, other than those contained in this Letter Agreement.

     (k) The Purchaser is able to bear the economic risk of an investment in the Shares and has an adequate income independent of any income produced from an investment in the Shares and has sufficient net worth to sustain a loss of all of his investment in the Shares without economic hardship if such a loss should occur.

     5. RESTRICTIONS ON TRANSFERS; CERTAIN PERMITTED TRANSFERS. (a) The Purchaser agrees that he will not sell, transfer, assign, pledge, hypothecate or otherwise dispose of (each, a "transfer") the Shares, except:

          (i) a transfer pursuant to an effective registration statement under Securities Act; or

          (ii) a transfer upon the death of the Purchaser or any Permitted Transferee (as hereinafter defined) to his respective executors, administrators, testamentary trustees, legatees or beneficiaries (the "Purchaser's Estate"); or

          (iii) a transfer made in compliance with the federal and all applicable state securities laws to the Purchaser's spouse, parents or direct lineal descendants or to a trust, the beneficiaries of which, or to a corporation or partnership, the stockholders or limited or general partners of which, include only the Purchaser and the Purchaser's spouse, parents and/or direct lineal descendants (a "Purchaser's Trust"), or a transfer made by such a Purchaser's Trust to the Purchaser; PROVIDED that no transfer pursuant to subsection (a)(iii) of this Section 5 shall be given effect on the books of the Company unless and until the transferee shall agree in writing, in form and substance satisfactory to the Company, to become, and becomes, bound by the representations and warranties and restrictions on transfer applicable to a Purchaser contained in this Letter Agreement. The Purchaser's Estate,


                                     3

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     any Purchaser's Trust and each person to whom the Shares may be transferred pursuant to this Section 5 is hereinafter sometimes referred to as a "Permitted Transferee"; or

          (iv) a transfer to a person other than a Permitted Transferee; PROVIDED that (A) such transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws, (B) if the Company so requests, the Company receives from the transferor an unqualified opinion of counsel that such transfer may be effected without registration under the Securities Act and any applicable state securities laws, and (C) the Company consents to such transfer (which consent shall not be unreasonably withheld) and the transferee shall agree in writing, in form and substance satisfactory to the Company, to become, and becomes, bound by the representations and warranties and restrictions on transfer applicable to a Purchaser contained in this Letter Agreement; PROVIDED, FURTHER, that this clause (C) shall not apply to any such transfer pursuant to Rule 144 under the Securities Act; or

          (v)  a transfer to the Company.

     (b) Each certificate representing the Shares issued to the Purchaser or to a subsequent transferee shall include a legend in substantially the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER STATE SECURITIES LAWS. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN A LETTER AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER OF THE SECURITIES EVIDENCED
     HEREBY.   A COPY OF SUCH CONDITIONS WILL BE FURNISHED BY THE COMPANY
     TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE. THESE SECURITIES MAY NOT BE RESOLD OR TRANSFERRED UNLESS SUCH CONDITIONS ARE COMPLIED WITH AND UNLESS REGISTERED OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS.

     (c) Any purported transfer in violation of this Section 5 shall be null and void and of no force or effect.

     6. AMENDMENT. This Letter Agreement may be amended only by a written instrument signed by the Company and the Purchaser.

     7. NOTICES. All notices and other communications provided for herein shall be dated and in writing and shall be deemed to have been duly given when sent by registered or certified mail, return receipt requested, postage prepaid and when received, if delivered personally, by facsimile or otherwise, to the party to whom it is directed:

     (a)  If to the Company, to it at the following address:


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     Samsonite Corporation
     11200 East Forty-Fifth Avenue
     Denver, Colorado  80239
     Attention:  General Counsel
     Facsimile No.: (303) 373-6300

     (b) If to the Purchaser or any of the Purchaser's Permitted Transferees, to the Purchaser at the address set forth above (or in the agreement signed by such other person in accordance with Section 5 hereof),

(in each case, with a copy to Gregory A. Fernicola, Esq., at Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, New York 10022 and to Howard
G. Kristol, Esq., at Reboul, MacMurray, Hewitt, Maynard & Kristol, 45 Rockefeller Plaza, New York, New York 10111) or at such other address as the parties hereto shall have specified by notice in writing to the other parties (PROVIDED, that such notice of change of address shall be deemed to have been duly given only when actually received).

     8. APPLICABLE LAW. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INTERPRETATION, VALIDITY AND PERFORMANCE OF THE TERMS OF THIS AGREEMENT, REGARDLESS OF THE LAW THAT MIGHT BE APPLIED UNDER PRINCIPLES OF CONFLICTS OF LAW.

     IN WITNESS WHEREOF, the parties have executed this Letter Agreement effective as of the date first above written.


                                       PURCHASER:

                                          /s/ Richard R. Nicolosi
                                       ------------------------------------
                                       Richard R. Nicolosi


SAMSONITE CORPORATION


By:   /s/ D. Michael Clayton
   --------------------------------
   Name: D. Michael Clayton
   Title: Vice President - Legal


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                                                                       EXHIBIT A

     Richard R. Nicolosi (the "Purchaser") hereby represents and warrants to the Company as follows:

     (a) The Purchaser is authorized to enter into this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby.

     (b) The Purchaser is purchasing the Shares for the Purchaser's own account and with no intention of distributing or reselling the Shares in any transaction which would be in violation of the securities laws of the United States of America or any state thereof, or in any transaction that would subject the issuance and sale of the Shares pursuant to this Letter Agreement to the registration requirements of the Securities Act of 1933 (the "Securities Act") and applicable state securities laws. The Purchaser understands that the Shares have not been registered under the Securities Act or the securities laws of any state by reason of a specific exemption from the registration or qualification provisions of the Securities Act or said securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the representations as expressed herein. The Purchaser understands that, except to the extent set forth in the Registration Rights Agreement, dated as of May 16, 1996, by and between the Company and the Purchaser, the Company has no obligation to register the Shares under the Securities Act or any state securities laws.

     (c) The Purchaser acknowledges that the Shares must be held indefinitely unless the Shares are so registered or an exemption from such registration is available.

     (d) The Purchaser understands that the Company has made no assurances with respect to any secondary market for the Shares.

     (e) The Purchaser has had an opportunity to discuss the business, management and financial affairs of the Company and the terms and conditions of an investment in the Shares with, and has had access to, the management of the Company and he has had the opportunity to review the information set forth in the Company's public filings and any other information requested by the Purchaser.

     (f) The Purchaser understands and acknowledges that the Company will be relying upon the Purchaser's representations and warranties set forth herein in offering and selling the Shares to him.

     (g) The Purchaser represents that the offering to him of the Shares was made only through direct, personal communication between the undersigned Purchaser and a representative of the Company and not through public solicitation or advertising.

     (h)  The Purchaser did not retain or consult any "Purchaser
Representative," as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

     (i) The Purchaser has such knowledge, experience and skill in evaluating and investing in securities, based on actual participation in financial, investment and business matters such that he is capable of evaluating the merits and risks of an investment in the Shares, and has such knowledge, experience and skill in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment in the Company and the suitability of the Shares as an investment for himself.

     (j) The Purchaser has not received, and is not relying on, any representations or warranties from the Company or any other person, other than those contained in this Letter Agreement.

     (k) The Purchaser is able to bear the economic risk of an investment in the Shares and has an adequate income independent of any income produced from an investment in the Shares and has sufficient net worth to sustain a loss of all of his investment in the Shares without economic hardship if such a loss should occur.

     (l) The Purchaser acknowledges that the certificates evidencing the Shares will bear such restrictive legends deemed appropriate by the Company based upon the advice of counsel.


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